UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 27, 2022

MULLEN AUTOMOTIVE INC.

__________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification To Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein in response to this Item.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Equity Incentive Plan

On July 26, 2022, at the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) of Mullen Automotive Inc. (the “Company”), the Company’s stockholders approved the 2022 Equity Incentive Plan (the “2022 Plan”). Additional details about the 2022 Plan are set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (“SEC”) on June 24, 2022 and the Supplement to the Proxy Statement filed with the SEC on July 13, 2022 (collectively, the “Proxy Statement”), and are incorporated herein by reference.

The 2022 Plan provides for grants of stock options, stock appreciation rights , stock awards and restricted stock units, all of which are sometimes referred to individually, to employees, consultants, non-employee directors of the Company and its subsidiaries. Stock options may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options. The 2022 Plan authorizes the grant of awards relating to up to 175,000,000 shares of the Company’s common stock. The foregoing description is qualified in its entirety by the full text of the 2022 Plan which is set forth in Appendix B to the Proxy Statement and is incorporated herein by reference.

CEO Performance Stock Award Agreement

On May 5, 2022, the Company’s Board of Directors (the “Board”) (1) determined that the grant of performance equity awards to the Chief Executive Officer (“CEO Performance Award”) pursuant to the Performance Stock Award Agreement (the “PSA Agreement”) was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the PSA Agreement and the grant of the CEO Performance Award.

On July 26, 2022, at the 2022 Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of common stock to the Company’s Chief Executive Officer, David Michery, pursuant to the PSA Agreement. The CEO Performance Award represents the right of Mr. Michery to receive shares of common stock of the Company based on the achievement of milestones, subject to the terms and conditions set forth in the PSA Agreement. Additional details about the CEO Performance Award and PSA Agreement are set forth in the Proxy Statement and Supplement to the Proxy Statement and are incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the PSA Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2022, at the 2022 Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to Section A of Article III of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the Company’s number of shares of authorized common stock, par value $0.01 per share, from 500,000,000 shares to 1,750,000,000 shares and increase the number of shares of Preferred Stock that we are authorized to issue from 58,000,000 shares of Preferred Stock to 500,000,000 shares of Preferred Stock, with a corresponding increase in our total authorized capital stock, which includes Common Stock and Preferred Stock, from 558,000,000 shares to 2,250,000,000 shares.

The Amendment, and the respective reasons therefor, are described under Proposal No. 2 in the Proxy Statement and are incorporated herein by reference.

On July 26, 2022, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State implementing the Amendment. The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 26, 2022, the Company held its 2022 Annual Meeting, at which a quorum for the transaction of business was present or represented by proxy. Proxies for the 2022 Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 480,294,481 shares of Common Stock, 1,925 shares of Series A Preferred Stock and 6,153,000 shares of Series C Preferred Stock entitled to vote at the 2022 Annual Meeting. Holders of Series A Preferred Stock are entitled to one thousand (1,000) votes for each share of Series A Preferred Stock. Holders of Series C Preferred Stock are entitled to one (1) vote for each share of Common Stock into which such Series C Preferred Stock may be converted. A total of 302,018,291 votes were represented at the 2022 Annual Meeting in person or by proxy. The final votes on the proposals presented at the 2022 Annual Meeting were as follows:

Proposal No. 1:  To elect three Class I directors to serve for a three-year term ending as of the annual meeting in 2025. Each of the three nominees listed below has been elected to serve as Class I director on the Board of Directors for a three-year term ending as of the annual meeting in 2025 or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Michery	202,223,905	13,760,551	86,033,835
Ignacio Novoa	202,178,203	13,806,253	86,033,835
Mary Winter	203,084,640	12,899,816	86,033,835

Proposal No. 2: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 1,750,000,000, the authorized number of shares of Preferred Stock to 500,000,000 and in conjunction therewith, to increase the aggregate number of authorized shares to 2,250,000,000 shares. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
248,524,654	52,649,312	844,325	0

Proposal No. 3: To approve the Company’s 2022 Equity Incentive Plan. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,666,156	29,720,150	2,598,150	86,033,835

Proposal No. 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,091,076	30,131,368	1,762,012	86,033,835

Proposal No. 5: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of Series D Preferred Stock and warrants and shares of Common Stock upon conversion of the Series D Preferred Stock and warrants, and any future adjustments of conversion price of the Series D Preferred Stock and exercise price of the Warrants. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,208,486	29,403,626	2,372,344	86,033,835

Proposal No. 6:   To ratify the appointment of Daszkal Bolton, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2022. The ratification was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,917,741	15,147,259	4,953,291	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on July 26, 2022
10.1	Mullen Automotive Inc. 2022 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement (Schedule 14A) filed with the SEC on June 24, 2022).
10.2	CEO Performance Stock Award Agreement dated May 5, 2022 between Mullen Automotive Inc. and David Michery
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: July 27, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer